UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 21, 2007

AJS BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Federal	000-33405	36-4485429
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

14757 South Cicero Avenue, Midlothian, Illinois	60445
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (708) 687-7400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03               Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On November 20, 2007, the Board of Directors of AJS Bancorp, Inc. (the “Company”) approved a change to the bylaws of the Company to comply with a new NASDAQ listing requirement that all listed companies become “Direct Registration System Eligible” (“DRS”) by January 1, 2008.  To meet this requirement the Company must ensure that we permit book-entry ownership of our stock.  Therefore, to facilitate this change the Company changed the bylaws to allow for book-entry ownership of the Company’s stock.  A copy of the language to effectuate the change in the Company’s bylaw is attached as exhibit 3.

Item 9.01	Financial Statements and Exhibits

(a)	Exhibits.

The following Exhibit is attached as part of this report:

Exhibit 3.  Amendment to Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AJS BANCORP, INC.

DATE: November 21, 2007	By: /s/ Lyn G. Rupich
Lyn G. Rupich
President/Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

3	Amendment to Bylaws